BODYGUARD RECORDS.COM, INC.
                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (the "Agreement") Between Bodyguard Records.com, Inc., a privately owned Delaware corporation with principal offices at 138 Fulton Street, New York, New York 10038 (the "Company") and the individual, firm or entity executing this Agreement on the last page hereof (the "Subscriber"). The Offering (as that term is hereinafter defined) shall be offered only to and consummated strictly with "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act"). This Agreement sets forth the terms under which the Subscriber will invest in the Company.

         1. Description of the Offering. The offering consists of an aggregate of 310,000 authorized but unissued shares of the Company's Common Stock, $.001 par value per share (the "Shares") offered at $.20 per Share or an aggregate of $62,000 if all 310,000 Shares are sold (the "Offering"). The Company is offering the Shares on a strictly best efforts basis with no minimum number of Shares that must be purchased; and with no escrow provisions or protection. The Company is offering the Shares for a period of 60 days (subject to a single 30 day extension) by its officers and directors who will serve in this capacity without compensation. All proceeds from the sale of the Shares will immediately be deposited in the Company's operating account at the Summit Bank, 1300 Highway 36 and Middle Road, Hazlet, New Jersey 04730; and thereafter utilized for general working capital purposes. The Shares will be unregistered securities as that term is defined under the Act and will be ineligible for public sale for a period of 12 months from the date of issuance. Accordingly, all certificates representing the Shares will bear a restrictive legend on their face and will be subject to a stop transfer order on the books and records of the Company and/or the Company's transfer agent.

         2. Terms of the Offering. Certificates representing the Shares shall be registered in the name(s) of the beneficial owner(s) as they appear on the last page of this Agreement and thereafter mailed to the address appearing therein as soon as possible following the date the Subscriber's funds clear collection. The execution of this Agreement is a condition precedent to a valid subscription to the Shares. Execution of this Agreement shall constitute an offer by the Subscriber to subscribe to the Shares in the amount and on the terms specified herein. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Agreement and return it to Subscriber. Upon execution of this Agreement, the Company will deliver to the Subscriber a certificate representing the number of Shares purchased duly executed by the President and Secretary of the Company.

         3. Subscription Payment. Subscription to the Shares requires a cash investment of $.20 per Share. The subscription price will be payable in cash in full on subscription.

         4. Immediate Use of Subscriptions by the Company. As described above, the Company is conducting the offering without a minimum number or amount of Shares that must be sold and without escrow provisions or protection.

Accordingly, all funds forwarded directly to the Company by the Subscriber upon the execution of this Agreement will immediately be deposited in an operating account maintained by the Company and thereafter utilized for working capital to implement the Company's proposed operations. The Company is offering the Shares through its management and or advisors without the use of selling agents or brokers. However, and in the event the same becomes necessary or warranted, the Company has reserved the right to utilize the services of selling agents or broker and to pay the same reasonable commissions and expenses.

         5. Description of the Company. A detailed description of the Company's business as well as the risks associated with the Company's proposed operations and its financial condition is described in Exhibit "A" annexed to this Agreement as an exhibit and the text of which is incorporated herein by this reference (the "Exhibit"). The Subscriber hereby acknowledges receipt of the Exhibit and represents that the Subscriber has read the same prior to the signing of this Agreement. In addition, and simultaneously with the delivery of this Agreement, the Company has afforded the Subscriber the opportunity to ask questions of and receive answers from management of the Company concerning the information disclosed in the Exhibit.

         6. The Company's Representations and Warranties. The Company hereby represents and warrants to the Subscriber as follows:

         (a) The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business;

         (b) The Company has the corporate power to execute, deliver and perform this Agreement in the time and manner contemplated, and has taken all requisite corporate action to issue and deliver the Shares; and

         (c) The Shares will be, upon issuance and delivery to the Subscriber, duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof.

         7.  Subscriber's   Representations,   Warranties  and  Covenants.   The
Subscriber hereby represents and warrants to and covenants with the Company as follows:

         (a) The Subscriber: (i) is over the age of 21; (ii) has adequate means of providing for the Subscriber's current needs and possible contingencies, and the Subscriber has no need for liquidity of the Subscriber's investment in the Company; (iii) can bear the economic risk of losing the Subscriber's entire investment in the Shares; (iv) has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the relative risks and merits of this investment; (v) has reviewed the definition of "Accredited Investor" under the Act and affirms that the Subscriber is an "Accredited Investor"; (vi) has not relied upon any oral statements or representations by the Company or its principals; and (vii) understands the development stage nature of the Company speculative nature and uncertainty of the Company's business;

         (b) The Subscriber has had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and the content of the Exhibit;

         (c) The Subscriber's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Shares or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party or the Shares are the subject;

         (d) The Subscriber will seek the Subscriber's own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Shares and understands and accepts that the Company is relying upon this representation insofar as disclosure of legal, tax and investment matters is concerned;

         (e) The Subscriber acknowledges, accepts and understands that: (i) the and the Shares will be `restricted securities' as that term is defined under the Act; (ii) the Subscriber will be acquiring the and the Shares solely for the Subscriber's own account, for investment purposes and without a view towards the resale or distribution thereof; (iii) the Subscriber will hold the and the Shares for the applicable one or two year holding period proscribed by Rule 144 under the Act; and (iv) any sale of the and the Shares will be accomplished only in accordance with the Act or the rules and regulations of the Commission adopted thereunder. In addition, the Subscriber hereby consents to the imprinting of a standard form of restrictive legend on all certificates representing the and the Shares as well as the imposition of a standard form of stop transfer order against the and the Shares on the books and records of the Company's transfer agent;

         (f) The Subscriber understands that the Company is under no obligation to register the and the Shares under the Act or to comply with the requirements for any exemption which might otherwise be available, or to supply the Subscriber with any information necessary to enable the Subscriber to make routine sales of the and the Shares under Rule 144 or any other rule of the Rules and Regulations of the Commission adopted under the Act; and

         (g) If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association.

         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         8. Responsibility. The Company or its officers and directors shall not be liable, responsible or accountable in damages or otherwise to Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and in the best interests of the Company provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

         9. Registration of the Preferred Shares. The Company has undertaken to utilize its best efforts to include the Preferred Shares in a Registration Statement filed with the SEC under the Act. The terms and conditions of the Company's undertaking are set forth in the Memorandum.

         10. Miscellaneous.

         (a) This Agreement shall be deemed to have been made in and shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Nevada, irrespective of the place of domicile or residence of any Subscriber. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Company and the Subscriber hereby agree and consent to the jurisdiction and venue of the United States District Court for the District of Nevada; and further agree and consent that personal service or process in any such action or proceeding outside of the State of Nevada and Clark County shall be tantamount to service in person within Clark County, Nevada, and will confer personal jurisdiction and venue on the aforesaid Court;

         (b) The Company and the Subscriber hereby covenant that this Agreement is intended to and does contain and embody herein all of the understandings and Agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations or warranties other than those set forth herein;

         (c) The headings of this Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof;

         (d) This Agreement shall not be changed or terminated orally except as set forth herein. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber; and

         (e) A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

12. Subscription Application. The Subscriber hereby offers to purchase and subscribe to______ Shares; and encloses payment of $.20 for each Share subscribed for herein.

                                 SIGNATURE PAGE

                                 For Individuals


                                 ----------------------------------
                                 Signature of Individual Subscriber


                                 ----------------------------------
                                 Name of Subscriber (please print)


                                 ----------------------------------
                                 Street Address - Residence (please print)


                                 ----------------------------------
                                 City, State and Zip Code (please print)


                                 Social Security Number


                                 -----------------------------------

                                 AGREED TO AND ACCEPTED:

                                 BODYGUARD RECORDS.COM, INC.


                                 BY:________________________________
                                           John Rollo, President

12. Application for Partnership Subscribers. The Subscriber hereby offers to purchase and subscribe to______ Shares; and encloses payment of $.20 for each Share subscribed for herein.

                                 SIGNATURE PAGE

                                 For Partnership


                                 ----------------------------------
                                 Name of Partnership (please print)


                                 BY:_______________________________
                                    Signature of General Partner

                                 --------------------------------
                                 Name and Title of Authorized
                                 Signatory (please print)

                                 ---------------------------------
                                 Business Address (please print)


                                 ----------------------------------
                                 City, State and Zip Code (please print)

                                 Tax Identification Number

                                 -----------------------------------

                                 AGREED TO AND ACCEPTED:

                                 BODYGUARD RECORDS.COM, INC.


                                 BY:________________________________
                                    John Rollo, President

12. Application for Corporate Subscribers. The Subscriber hereby offers to purchase and subscribe to______ Shares; and encloses payment of $.20 for each Share subscribed for herein.

                                 SIGNATURE PAGE

                                 For Corporation


                                 ----------------------------------
                                 Name of Corporation


                                 BY:_______________________________
                                    Signature of Executive Officer

                                 --------------------------------
                                  Name and Title of Authorized
                                    Signatory (please print)

                                 ---------------------------------
                                 Business Address (please print)


                                 ----------------------------------
                                 City, State and Zip Code (please print)


                                 Tax Identification Number


                                 -----------------------------------

                                 AGREED TO AND ACCEPTED:

                                 BODYGUARD RECORDS.COM, INC.


                                 BY:________________________________
                                           John Rollo, President